Exhibit 99.1

Union Pacific Reports Record Second Quarter Results

All-Time Best Quarterly Operating Ratio of 59.6%

FOR IMMEDIATE RELEASE

Second Quarter Results

•	Diluted earnings per share of $2.22 increased 12 percent.
•	Operating income totaled $2.3 billion, up 8 percent.
•	Operating ratio of 59.6 percent, improved 3.4 points.

Omaha, Neb., July 18, 2019 – Union Pacific Corporation (NYSE: UNP) today reported 2019 second quarter net income of $1.6 billion, or $2.22 per diluted share. This compares to $1.5 billion, or $1.98 per diluted share, in the second quarter 2018.

“We delivered record second quarter financial results driven by exceptional operating performance, including an all-time best quarterly operating ratio of 59.6 percent,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “These results are a testament to the dedication of the men and women of Union Pacific, who are embracing Unified Plan 2020 and who worked closely with our customers to overcome numerous weather challenges.”

Second Quarter Summary

Operating revenue of $5.6 billion was down 1 percent in second quarter 2019, compared to second quarter 2018. Second quarter business volumes, as measured by total revenue carloads, decreased 4 percent compared to 2018. Growth in industrial volumes were more than offset by flat agricultural products shipments as well as declines in energy and premium.  In addition:

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•	Quarterly freight revenue declined 2 percent, compared to second quarter 2018, as core pricing gains were offset by lower volumes.
•	Union Pacific’s all-time best 59.6 percent operating ratio improved 3.4 points, compared to second quarter 2018.
•	The $2.21 per gallon average quarterly diesel fuel price in the second quarter 2019 was 4 percent lower than second quarter 2018.
•	Union Pacific recognized a payroll tax refund of $32 million, along with associated interest income of $3 million in second quarter 2019.
•	Quarterly freight car velocity was 195 daily miles per car, a 4 percent improvement compared to the second quarter 2018.
•	Union Pacific’s first half reportable personal injury rate was 0.87 per 200,000 employee-hours, compared to 0.76 in first half 2018.
•	The Company repurchased 3.7 million shares in the second quarter 2019 at an aggregate cost of $639 million.

Summary of Second Quarter Freight Revenues

•	Agricultural Products up 4 percent
•	Industrial up 4 percent
•	Premium down 2 percent
•	Energy down 13 percent

2019 Outlook

“We look forward to building on the momentum from Unified Plan 2020 and providing a consistent, reliable service product for our customers,” Fritz said. “We remain focused on driving increased shareholder returns by appropriately investing capital in the railroad and returning excess cash to our shareholders.”

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Second Quarter 2019 Earnings Conference Call

Union Pacific will host its second quarter 2019 earnings release presentation over live webcast and via teleconference on Thursday, July 18, 2019 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact:  Mike Miller at 402-544-4227 or mvmiller@up.com

Union Pacific Media contact:  Raquel Espinoza at 402-544-5034 or respinoza@up.com

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Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels and its ability to improve network performance and customer service.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2018, which was filed with the SEC on February 8, 2019.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2019	2018	%		2019	2018	%
Operating Revenues
Freight revenues	$5,236	$5,317	(2)%		$10,246	$10,439	(2)%
Other	360	355	1		734	708	4
Total operating revenues	5,596	5,672	(1)		10,980	11,147	(1)
Operating Expenses
Compensation and benefits	1,145	1,241	(8)		2,350	2,514	(7)
Purchased services and materials	573	630	(9)		1,149	1,229	(7)
Depreciation	551	546	1		1,100	1,089	1
Fuel	560	643	(13)		1,091	1,232	(11)
Equipment and other rents	260	265	(2)		518	531	(2)
Other	247	248	-		552	514	7
Total operating expenses	3,336	3,573	(7)		6,760	7,109	(5)
Operating Income	2,260	2,099	8		4,220	4,038	5
Other income	57	42	36		134	-	F
Interest expense	(259)	(203)	28		(506)	(389)	30
Income before income taxes	2,058	1,938	6		3,848	3,649	5
Income taxes	(488)	(429)	14		(887)	(830)	7
Net Income	$1,570	$1,509	4%		$2,961	$2,819	5%

Share and Per Share
Earnings per share - basic	$2.23	$1.98	13%		$4.16	$3.67	13%
Earnings per share - diluted	$2.22	$1.98	12		$4.15	$3.65	14
Weighted average number of shares - basic	705.5	760.5	(7)		711.2	768.4	(7)
Weighted average number of shares - diluted	708.0	763.7	(7)		713.8	771.6	(7)
Dividends declared per share	$0.88	$0.73	21		$1.76	$1.46	21

Operating Ratio	59.6%	63.0%	(3.4)	pts	61.6%	63.8%	(2.2)	pts
Effective Tax Rate	23.7%	22.1%	1.6	pts	23.1%	22.7%	0.4	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2019	2018	%	2019	2018	%
Freight Revenues (Millions)
Agricultural Products	$1,155	$1,114	4%	$2,222	$2,212	-%
Energy	966	1,111	(13)	1,948	2,284	(15)
Industrial	1,494	1,437	4	2,904	2,777	5
Premium	1,621	1,655	(2)	3,172	3,166	-
Total	$5,236	$5,317	(2)%	$10,246	$10,439	(2)%
Revenue Carloads (Thousands)
Agricultural Products	284	285	-%	543	564	(4)%
Energy	351	387	(9)	709	806	(12)
Industrial	460	452	2	889	863	3
Premium [a]	1,042	1,101	(5)	2,083	2,117	(2)
Total	2,137	2,225	(4)%	4,224	4,350	(3)%
Average Revenue per Car
Agricultural Products	$4,057	$3,903	4%	$4,088	$3,922	4%
Energy	2,753	2,874	(4)	2,746	2,835	(3)
Industrial	3,242	3,178	2	3,266	3,218	1
Premium	1,557	1,503	4	1,523	1,495	2
Average	$2,450	$2,389	3%	$2,425	$2,400	1%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2019	2018
Assets
Cash and cash equivalents	$1,049	$1,273
Short-term investments	60	60
Other current assets	2,977	2,830
Investments	1,989	1,912
Net properties	53,115	52,679
Operating lease assets	2,076	-
Other assets	442	393
Total assets	$61,708	$59,147

Liabilities and Common Shareholders' Equity
Debt due within one year	$2,297	$1,466
Other current liabilities	3,368	3,160
Debt due after one year	22,955	20,925
Operating lease liabilities	1,612	-
Deferred income taxes	11,574	11,302
Other long-term liabilities	1,731	1,871
Total liabilities	43,537	38,724
Total common shareholders' equity	18,171	20,423
Total liabilities and common shareholders' equity	$61,708	$59,147

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2019	2018
Operating Activities
Net income	$2,961	$2,819
Depreciation	1,100	1,089
Deferred income taxes	209	204
Other - net	(370)	(79)
Cash provided by operating activities	3,900	4,033
Investing Activities
Capital investments	(1,560)	(1,614)
Maturities of short-term investments	105	60
Purchases of short-term investments	(100)	(60)
Other - net	(55)	(11)
Cash used in investing activities	(1,610)	(1,625)
Financing Activities
Common share repurchases	(3,629)	(5,973)
Debt issued	2,992	6,892
Dividends paid	(1,248)	(1,125)
Debt repaid	(604)	(1,295)
Accelerated share repurchase programs pending final settlement	(500)	(720)
Net issuance of commercial paper	471	196
Other - net	(29)	(54)
Cash used in financing activities	(2,547)	(2,079)
Net Change in Cash, Cash Equivalents and Restricted Cash	(257)	329
Cash, cash equivalents, and restricted cash at beginning of year	1,328	1,275
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,071	$1,604
Free Cash Flow*
Cash provided by operating activities	$3,900	$4,033
Cash used in investing activities	(1,610)	(1,625)
Dividends paid	(1,248)	(1,125)
Free cash flow	$1,042	$1,283

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2019	2018	%	2019	2018	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)	195	188	4%	191	181	6%
Average train speed (miles per hour)*	23.1	24.7	(6)	23.2	24.8	(6)
Average terminal dwell time (hours)*	25.5	29.5	(14)	26.0	31.2	(17)
Locomotive productivity (GTMs per horsepower day)	121	102	19	116	103	13
Gross ton-miles (GTMs) (millions)	220,009	230,938	(5)	430,328	457,867	(6)
Workforce productivity (car miles per employee)	866	836	4	839	831	1
Employees (average)	38,657	42,114	(8)	39,355	41,925	(6)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.21	$ 2.30	(4)%	$ 2.14	$ 2.22	(4)%
Fuel consumed in gallons (millions)	245	270	(9)	493	537	(8)
Fuel consumption rate**	1.112	1.170	(5)	1.146	1.173	(2)

Revenue Ton-Miles (Millions)
Agricultural Products	25,218	25,908	(3)%	48,804	51,081	(4)%
Energy	34,000	40,002	(15)	69,215	83,964	(18)
Industrial	25,536	25,750	(1)	49,854	50,040	-
Premium	23,990	25,976	(8)	47,521	49,951	(5)
Total	108,744	117,636	(8)%	215,394	235,036	(8)%

*AAR reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2019
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,010	$5,236	$10,246
Other revenues	374	360	734
Total operating revenues	5,384	5,596	10,980
Operating Expenses
Compensation and benefits	1,205	1,145	2,350
Purchased services and materials	576	573	1,149
Depreciation	549	551	1,100
Fuel	531	560	1,091
Equipment and other rents	258	260	518
Other	305	247	552
Total operating expenses	3,424	3,336	6,760
Operating Income	1,960	2,260	4,220
Other income	77	57	134
Interest expense	(247)	(259)	(506)
Income before income taxes	1,790	2,058	3,848
Income taxes	(399)	(488)	(887)
Net Income	$1,391	$1,570	$2,961

Share and Per Share
Earnings per share - basic	$1.94	$2.23	$4.16
Earnings per share - diluted	$1.93	$2.22	$4.15
Weighted average number of shares - basic	716.8	705.5	711.2
Weighted average number of shares - diluted	719.5	708.0	713.8
Dividends declared per share	$0.88	$0.88	$1.76

Operating Ratio	63.6%	59.6%	61.6%
Effective Tax Rate	22.3%	23.7%	23.1%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2019
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$1,067	$1,155	$2,222
Energy	982	966	1,948
Industrial	1,410	1,494	2,904
Premium	1,551	1,621	3,172
Total	$5,010	$5,236	$10,246
Revenue Carloads (Thousands)
Agricultural Products	259	284	543
Energy	358	351	709
Industrial	429	460	889
Premium [a]	1,041	1,042	2,083
Total	2,087	2,137	4,224
Average Revenue per Car
Agricultural Products	$4,123	$4,057	$4,088
Energy	2,740	2,753	2,746
Industrial	3,292	3,242	3,266
Premium	1,489	1,557	1,523
Average	$2,401	$2,450	$2,425

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Jun. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2019	2018
Net income	$6,108	$5,966
Less:
Other income	228	94
Add:
Income tax expense	1,832	1,775
Depreciation	2,202	2,191
Interest expense	987	870
EBITDA	$10,901	$10,708
Interest on operating lease liabilities**	76	84
Adjusted EBITDA (a)	$10,977	$10,792
Debt	$25,252	$22,391
Operating lease liabilities***	2,054	2,271
Unfunded pension and OPEB, net of taxes of $108 and $135	359	456
Adjusted debt (b)	$27,665	$25,118
Adjusted debt / Adjusted EBITDA (b/a)	2.5	2.3

[a]

The trailing twelve months income statement information ended June  30, 2019 is recalculated by taking the twelve months ended December 31, 2018, subtracting the six months ended June 30, 2018, and adding the six months ended June 30, 2019.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income less other income plus income tax expense, depreciation, interest expense, and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA. At both June 30, 2019 and December 31, 2018, the incremental borrowing rate on operating lease liabilities was 3.7%.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

***Effective January 1, 2019, the Company adopted Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases. ASU 2016-02 requires companies to recognize lease assets and lease liabilities on the balance sheet. Prior to adoption, the present value of operating leases was used in this calculation.